2023 JP Morgan Healthcare Conference January 11, 2023 Exhibit 99.2

Safe Harbor Disclosure 2 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this presentation. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Some of these forward-looking statements may contain words like “will,” “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” “pursue”, or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements contained in this presentation include, but are not limited to, statements concerning certain unaudited preliminary financial results for 2022 and outlook, expectations and strategy for the 2023 fiscal year. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited, to the following: the impact of COVID-19 (and any subsequent variants) and its effect on our employees, customers, patients, suppliers and distributors, including the economic impacts of various recommendations, orders and protocols issued by governmental agencies and other regulatory bodies (including any periodic reimplementation of preventative measures in various global locations) in response to the continual evolution of the pandemic); the Company's ability to execute its operating plan effectively, including the achievement of anticipated growth rates, product sales, margins and cost and expense controls and the execution its strategy generally; macroeconomic conditions, including inflation, disruptions to the global supply chain, fluctuations in currency exchange rates, weakness in general economic conditions and recessions; the Company’s ability to successfully identify acquisition targets and integrate acquired businesses, including maintaining relationships with customers of acquired businesses; the amount and timing of divestiture, acquisition and integration-related costs; the Company’s ability to maintain and grow relationships with third parties related to the manufacture, distribution, adoption and sale of the Company’s launched, existing and planned products, including the suppliers of raw materials and finished products, distributors on whom the Company relies to generate revenues for certain products, physicians, third-party payors and customers; the ability of the Company to avoid or mitigate potential supply and shipping disruptions; the Company’s ability to remediate quality system violations; compliance with federal, state and international law and regulation, including the ability to secure regulatory approval for products in development and the cost of compliance with the EU Medical Device Regulation; adverse changes in economic, political, regulatory, or market conditions, including changes in governmental policies relating to the medical device and healthcare industries within the United States and internationally; the impact of goodwill and intangible asset impairment charges if future operating results of acquired businesses are significantly less than the results anticipated at the time of the acquisitions; the geographic distribution of where the Company generates its taxable income; the amount of our bank borrowings outstanding and other factors influencing liquidity; and the economic, competitive, governmental, technological, and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2021 and information contained in subsequent filings with the Securities and Exchange Commission. These forward- looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures In addition to our GAAP results, we provide certain financial measures and guidance which are considered “non-GAAP” under applicable SEC rules and regulations, including organic revenues, adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") margin, adjusted gross margin, adjusted earnings per diluted share and adjusted free cash flow conversion. These adjusted financial measures should not be considered in isolation or as a substitute for reported total revenues, gross margin, net earnings per diluted share and net cash provided by operating activities, the most directly comparable GAAP financial measures for each of the respective non-GAAP financial measures. The Company believes that the presentation of these non-GAAP financial measures and guidance provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The Company provided the forward-looking guidance contained herein regarding organic growth, adjusted earnings per diluted share, adjusted EBITDA margin, adjusted gross margin and adjusted free cash flow conversion but has not provided a reconciliation to the corresponding GAAP results for each non-GAAP financial measure (not including organic revenues) because certain GAAP expense items are highly variable and management is unable to predict them with reasonable certainty and without unreasonable effort. Specifically, the financial impact and timing of divestitures, acquisitions, discontinuations, structural optimization charges, EU Medical Device Regulation-related charges, intangible asset amortization expenses, income tax impact from adjustments and the effects of currency exchange rates are uncertain, depend on various dynamic factors and are not reasonably ascertainable at this time. These expense items could have a material impact on GAAP results.

Integra at a Glance

Restoring patients lives through breakthrough technologies in neuro and regenerative care

Codman Specialty Surgical

Transformative leader in
Neuro -access, -surgery, -monitoring

Leading provider of
specialty instruments solutions

Regenerative Technologies

Support Segments and Private Label

Tissue Technologies

Outcomes leader in complex wound reconstruction

Innovator in surgical and breast reconstruction

1989
founded

~3,700
colleagues

$1.5B
TTM revenue

~90%
recurring/
consumables

16
market-leading brands

25%
of organic revenue growth from NPI contribution

130
countries

~30% international revenues

INTEGRA

3

Codman Specialty Surgical

Investments focused on higher growth segments, e.g., Advanced Energy, MIS and Neuro Monitoring

$5B TAM **3-5%** Market CAGR

$1B Revenue[1]

Neurosurgery

3-5% Market CAGR

Brain Lesion Surgery with MIS Expansion

Traumatic Brain Injury (TBI)

Hydrocephalus



Dural Access & Repair
$0.3B[1]
LSD

DuraGen® Dural Graft
DuraSeal® Dural Sealant



Advanced Energy
$0.2B[1]
HSD

CUSA® Tissue Ablation
Aurora® Surgiscope



Neuro Monitoring
$0.1B[1]
HSD

CereLink™ ICP Monitor & Sensors



Hydrocephalus
$0.2B[1]
MSD

Certas® Plus Programmable Valves • Bactiseal® Catheters

Surgical Instruments

2-3% Market CAGR

Neuro, ENT and Specialty instrumentation



$0.2B[1]
LSD

Jarit® & MicroFrance® Instruments

INTEGRA

Market size and growth from third party market reports and internal estimates; [1] TTM revenue as of 9/30/22;

LSD = Low single digit growth; MSD= Mid single digit growth; HSD= High single digit growth

4

Tissue Technologies

Investments focused on higher growth segments within regenerative technologies market

$2B TAM **7-9%** Market CAGR

$0.5B Revenue[2]

Surgical Reconstruction and Complex Wound Care

5-12% Market CAGR[1]

Complex wounds, burns, traumatic, chronic wounds, nerve and tendon repair

Soft tissue and muscle flap reinforcement, breast reconstruction, hernia repair





Complex Wound
$0.3B[2] / MSD - LDD

Integra® Dermal Matrices • PriMatrix®• MicroMatrix®•Cytal®• AmnioExcel®• MediHoney®•TCC-EZ®•NeuraGen®



Surgical Reconstruction
$0.1B[2] / MSD - LDD

SurgiMend®•DuraSorb®• Gentrix®

Private Label

MSD growth[2]

B2B Partnerships with select collagen technologies



$0.1B[2]

Market size and growth from third party market reports and internal estimates; [1] TTM revenue as of 9/30/22; [2] Complex wound 5-7% CAGR; nerve repair 9-12%; surgical reconstruction: global PRS / breast reconstruction 5-12% CAGR and complex hernia 6-8% CAGR

5

Innovate for outcomes Grow international Broaden care pathway impact Drive operations and customer excellence Cultivate a high- performance culture Growth Drivers Enablers Integra’s Strategic Pillars Driving an integrated growth strategy 6

Innovate for outcomes

2022 Accomplishments

- CUSA portfolio: extended laparoscopic tip launch; bone tip 510(k) cleared
- Aurora Evacuator +Coag U.S. launch
- NeuraGen 3D U.S. launch
- Instrument alternate site line extensions
- MicroMatrix and Cytal EU approval
- Certas Plus valve line international extensions

Targeting clinical and economic outcomes that elevate the standard of care

New Clinical Indications



DuraSorb and SurgiMend PMAs

New Surgical Approaches



Aurora MIS Surgiscope and Evacuator systems

Innovative Pipeline



Endexo + Bactiseal EVD & Shunt Catheters

2023: Strengthen end-to-end NPI excellence and digital

- **Strengthen customer insight and clinical capabilities**
- **Advance digital for analytics value and companion apps**
- **Execute on PMA and clinical programs**

PMA = Premarket Approval; NPI = New Product Introduction

7

Grow international

2022 Accomplishments

Launched Neutus external ventricular drain (EVD) in China

Double digit growth in China & Japan[1]

Share gains in CUSA, Certas Plus in Europe

Strong growth in Indirect markets[1]

Completed LT International strategic roadmap

First Executive Vice President outside U.S.

Leverage global footprint built for growth in 130 countries



United States $1.1B[1]
Europe $0.2B[1]
APAC $0.2B[1]
RoW $0.1B[1]

- **800+Direct Salesforce**
- **Strong Indirect Channel**
- **KOL Partners**
- **Clinical Ed Infrastructure**

2023: Portfolio expansion and local capabilities build-out

Strengthen local leadership: direct sales and marketing, market access, regulatory

Accelerate China Tier 2 and Tier 3 Hospital expansion

Advance In-China-For-China manufacturing

[1] Revenues TTM as of 9/30/22

8

Broaden impact on care pathways

2022 Accomplishments

- Divested non-core traditional wound care business
- Completed ACell portfolio integration, expanding wound care solutions
- Completed strategic M&A gameboard
- Completed SIA DuraSorb acquisition
- Appointed first chief digital officer

Increasing our portfolio depth while extending along the patient journey

Patient Journey

Codman Specialty Surgical

Tissue Technologies

Pre-op surgery planning and workflow support

Site of care expansion

- Deepen portfolio in segments and new indications
- Digital analytics and companion apps

2023: Follow the Patient to expand our value to surgeons and systems

Build portfolio depth/breadth: outcomes and value-based care

Strengthen our market access and enterprise selling capabilities

Execute M&A gameboard

Drive operations and customer excellence

2022 Accomplishments

Closed high-cost manufacturing facility in France

Outsourced and automated global transactional back-office activities

Investments in supply and manufacturing resilience

Accelerated our “cloud first” strategy across sales, operations and analytics

Building global scale and resilience

Sourcing

Global COE
Leverage scale
Build resilience

Technology

Centers of Excellence

Collagen
Precision Assembly
Electronics

Delivery

Global ERP
Single QMS
Lean deployment
Standard metrics

Customer Service

3PL distribution network
Global call center
Scalable back office

2023 Focus: Strengthen Operations efficiency and quality

Build responsive and scalable lean processes and organization

Supply reliability, operational/regulatory agility

Productivity and speed in our culture

10

2023 Focus Advance empowerment and agility Cultivate a high- performance culture 11 2022 Accomplishments Culture of accountability Drive talent development Advance diversity and inclusion Build and execute sustainability roadmap Named to Best Places to Work in NJ Awarded Great Place to Work - Certified™ Organization in China Launched Integra's first career Development Week Formed PRIDE employee resource group Further strengthened executive leadership team with key hires and capabilities Investing in global and diverse talents

• Culture of accountability • Diversity & inclusion • Sustainability roadmap Drive operations and customer excellence • Operations and Quality processes • Conversion costs • Global portfolios • Local capabilities • In China, for China • NPI excellence • Clinical studies • Digital innovation Growth Drivers Enablers Integra’s Strategic Pillars Driving an integrated growth strategy 12 Innovate for outcomes Grow international Broaden care pathway impact • Portfolio • Commercial • M&A gameboard Strengthening the core while accelerating growth momentum Cultivate a high- performance culture

Driving Sustainability as Enabler of Mission and Strategy

Select Preliminary 2022 Results 14 Q4 2022 Full-year 2022 Reported Revenue $397M - $398M $1,557M - $1,558M Reported Growth1 ~ -2% ~ 1% Organic Growth1 ~ 3% ~ 4% 1 Growth vs 2021 • Fourth quarter revenues in line with expectations • Resilient markets approaching pre-COVID levels • Overcoming macro headwinds and supply constraints • Fourth quarter adj. EPS expected to be above the high end of our October guidance range • Achieved full year adj. EPS commitment • Continued investments in growth priorities • Completed $125M share repurchase in 2022 and announced plans for $150M share repurchase in 2023 • Consolidated leverage ratio below 2.5-3.5x target provides flexibility • Will provide 2023 financial guidance on Q4 / FY 2022 earnings call scheduled for February 22, 2023 Note: Organic growth and adj EPS are non-GAAP financial measures. Please refer to Slide 2 of this presentation for further information on the non-GAAP financial measures used herein.

Long-term Target Organic Growth Baseline for YoY Delivery 5% – 7% Adj. EPS Growth Double-Digit Adj. Gross Margin 70% – 72% Adj. EBITDA Margin 28% – 30% Adj. FCF Conversion >90% Financial Targets 15 Note: Organic growth, adj. gross margin, adj. EBITDA margin, adj. EPS and adj. FCF conversion are non- GAAP financial measures. Please refer to Slide 2 of this presentation for further information on the non- GAAP financial measures used herein. May 2023 Path to higher growth and margin portfolio Confirming long-term targets May 4 Investor Day to clarify path and timeline to targets

Growth drivers

Diverse portfolio driving 5-7% organic growth

	Long-term Target
Organic Growth Baseline for YoY Delivery	5% – 7%
Adj. EPS Growth	Double-Digit
Adj. Gross Margin	70% – 72%
Adj. EBITDA Margin	28% – 30%
Adj. FCF Conversion	>90%

- Executing in our core markets
- New Products, e.g.:
  - CereLink
  - ACell portfolio
  - Combo Catheters
  - NeuraGen
- Transforming standards of care:
  - SurgiMend and DuraSorb breast reconstruction PMAs
  - Aurora (MIS and ICH)
- Further international expansion in China, Japan, Europe and indirect markets
- M&A gameboard opportunities

INTEGRA

Note: Organic growth, adj. gross margin, adj. EBITDA margin, adj. EPS and adj. FCF conversion are non-GAAP financial measures. Please refer to Slide 2 of this presentation for further information on the non-GAAP financial measures used herein.

16

Long-term Target Organic Growth Baseline for YoY Delivery 5% – 7% Adj. EPS Growth Double-Digit Adj. Gross Margin 70% – 72% Adj. EBITDA Margin 28% – 30% Adj. FCF Conversion >90% • Volume growth • Favorable portfolio mix (NPI and Tissue Technologies contribution) • Price capture through new customers, products and contracting • Yield improvement and operations efficiency • Manufacturing footprint optimization • SG&A leverage and productivity initiatives 17 Profitability and cash flow drivers Managerial and fiscal discipline driving profitability Note: Organic growth, adj. gross margin, adj. EBITDA margin, adj. EPS and adj. FCF conversion are non- GAAP financial measures. Please refer to Slide 2 of this presentation for further information on the non- GAAP financial measures used herein.

Capitalizing on strong commercial presence in large, attractive markets with stable growth. Leveraging an extended portfolio of differentiated technologies. Key Takeaways Strong foundation and path to achieve long-term financial targets 18 Strengthening core capabilities to build operational resilience and accelerate business performance. Leveraging our strong balance sheet and financial discipline. Expanding our reach in care pathways through transformative NPIs, digital and geographic expansion. Supplemented by strategic M&A. 1 2 3

Appendix Non-GAAP Reconciliations

Preliminary Fourth Quarter and Full Year 2022 Organic Growth Reconciliation 20 (1) Q4 2022 adjustment includes revenues from SIA; FY 2022 adjustment includes revenues from SIA and ACell. (2) Organic revenues have been adjusted to exclude foreign currency, acquisitions and to account for divested and discontinued products. (In $ millions) Q4 2022 Q4 2021 FY 2022 FY 2021 Total Reported Revenues $397.5 $405.5 $1,557.1 $1,542.5 Revenues from divested products (0.1) (7.7) (1.8) (11.2) Revenues from discontinued products (1.6) (2.1) (8.0) (11.9) Impact of changes in currency exchange 11.3 - 37.9 - Revenues from acquisitions(1) (0.5) - (3.2) - Total Organic Revenues(2) $406.5 $395.7 $1,581.9 $1,519.4 Organic Revenue Growth 2.7% 4.1% Note: Reconciliation provided at the mid-point of our preliminary revenue range; numbers may not add due to rounding